SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement         [  ]  Confidential, for Use of the
[ ]  Definitive Proxy Statement                Commission Only (as permitted by
[X]  Definitive Additional Materials           Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     ss.240.14a-12


                         PRG-SCHULTZ INTERNATIONAL, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
                   ----------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

                        PRG-SCHULTZ INTERNATIONAL, INC.
                            2300 WINDY RIDGE PARKWAY
                                SUITE 100 NORTH
                             ATLANTA, GA 30339-8426

                                                                  April 29, 2002

Dear Fellow Shareholder:

The Annual Meeting of Shareholders of PRG-Schultz International, Inc. will be held on May 15, 2002. According to our latest records, we have not yet received your proxy. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSALS 1, 2, 4 AND 5, AND AGAINST PROPOSAL 3.

As you may remember, at the 2001 Annual Meeting, shareholders approved a proposal that the Company redeem the Shareholder Rights Plan, because it contains a "continuing director" provision. PLEASE NOTE THAT, UPON SHAREHOLDER APPROVAL OF PROPOSAL 2, THE "CONTINUING DIRECTOR" PROVISION OF THE COMPANY'S RIGHTS PLAN WILL BE IMMEDIATELY REMOVED.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN. Please vote today by signing, dating and returning the enclosed voting instruction form.

Thank you for your cooperation.

Very truly yours,


John M. Cook
President
and Chief Executive Officer

|------------------------------------------------------------------------------|
|          IMPORTANT NOTE: IF YOU HOLD YOUR SHARES THROUGH A BANK OR           |
|   BROKER, YOU CAN VOTE BY TELEPHONE OR VIA THE INTERNET. SIMPLY FOLLOW THE   |
|          EASY INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.          |
|                                                                              |
|           If you have any questions, or need assistance in voting            |
|                your shares, please call our proxy solicitor,                 |
|                                                                              |
|                          INNISFREE M&A INCORPORATED                          |
|                        TOLL-FREE, AT 1-888-750-5834.                         |
|                                                                              |
|------------------------------------------------------------------------------|

PRG-SCHULTZ  INTERNATIONAL  INC ANNUAL  MEETING TO BE HELD ON  05/15/02 AT 09:00
A.M.EDT FOR HOLDERS AS OF 03/28/02 ISSUER CONFIRMATION COPY

                    ------------------------------------------------------------
                    THIS FORM IS PROVIDED FOR INFORMATIONAL
                    PURPOSES ONLY.  PLEASE DO NOT USE IT FOR
                    VOTING PURPOSES.
                    ------------------------------------------------------------                      FOR ALL NOMINEES

                                                                                                      WITHHOLD ALL NOMINEES
DIRECTORS RECOMMEND:  A VOTE FOR ELECTION OF THE FOLLOWING NOMINEES                                   WITHHOLD AUTHORITY TO VOTE FOR
1.  01-ARTHUR M. BUDGE, JR., 02-N. COLIN LIND, 03-THOMAS S. ROBERTSON;                                ANY INDIVIDUAL NOMINEE.  WRITE
    04-JACKIE M. WARD                                                                                 NUMBER(S) OF NOMINEE(S) BELOW.




2.  PROPOSAL TO APPROVE AN AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION   FOR   ->>>   2      FOR   AGAINST      ABSTAIN
    TO PROVIDE THAT SHAREHOLDERS MAY ONLY REMOVE
    DIRECTORS FOR CAUSE.
                                                                                                      DO NOT USE

                                                                                                      DO NOT USE

3.  SHAREHOLDER PROPOSAL TO REDEEM THE COMPANY'S SHAREHOLDER                       AGAINST --- >>> 3  FOR   AGAINST      ABSTAIN
    PROTECTION RIGHTS AGREEMENT.  THE BOARD OF DIRECTORS RECOMMENDS
    A VOTE "AGAINST" PROPOSAL 3.
                                                                                                      DO NOT USE

                                                                                                      DO NOT USE


4.  PROPOSAL TO APPROVE AN INCREASE IN THE NUMBER OF SHARES AVAIL-                 FOR   ->>> 4       FOR   AGAINST      ABSTAIN
    ABLE FOR ISSUANCE UNDER THE COMPANY'S STOCK INCENTIVE PLAN BY
    1,750,000 SHARES.
                                                                                                      DO NOT USE

                                                                                                      DO NOT USE

5.  PROPOSAL TO APPROVE AN INCREASE IN THE NUMBER OF SHARES AVAIL-                 FOR   ->>>   5     FOR   AGAINST      ABSTAIN
    ABLE FOR ISSUANCE UNDER THE COMPANY'S EMPLOYEE STOCK PURCHASE
    PLAN BY 1,500,000 SHARES.
                                                                                                      DO NOT USE
    *NOTE*  SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
    MEETING OR ANY ADJOURNMENT THEREOF                                                                DO NOT USE

    *NOTE* THE TRUE RECORD DATE FOR THIS MEETING IS MARCH 29, 2002                                    FOR   AGAINST      ABSTAIN

                                                                                                      DO NOT USE

                                                                                                      DO NOT USE

                                                                                                      DO NOT USE



 PRG-SCHULTZ INTERNATIONAL INC
 05/15/02 AT 09:00 A.M. EDT
           2 ITEM(S)

         SHARE(S) _______

                  _______

                  _______
                  _______
                  _______
                  _______

                  =======
                  -------






 PLACE "X" HERE  IF YOU PLAN TO ATTEND
 AND VOTE YOUR SHARES AT THE MEETING




 ADP




 51 MERCEDES WAY
 RIDGEWOOD, NY 11717






 PRG-SCHULTZ INTERNATIONAL INC
 2300 WINDY RIDGE PARKWAY
 SUITE 100 NORTH
 ATLANTA, GA 30339-8426

                               VOTING INSTRUCTIONS


TO OUR CLIENTS:

WE HAVE BEEN REQUESTED TO FORWARD TO YOU THE ENCLOSED PROXY MATERIAL RELATIVE TO SECURITIES HELD BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD. WE SHALL BE PLEASED TO VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. IF YOU WILL EXECUTE THE FORM AND RETURN IT TO US PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE. IT IS UNDERSTOOD THAT, IF YOU SIGN WITHOUT OTHERWISE MARKING THE FORM, THE SECURITIES WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS ON ALL MATTERS TO BE CONSIDERED AT THE MEETING.

FOR THIS MEETING, THE EXTENT OF OUR AUTHORITY TO VOTE YOUR SECURITIES IN THE ABSENCE OF YOUR INSTRUCTIONS CAN BE DETERMINED BY REFERRING TO THE APPLICABLE VOTING INSTRUCTION NUMBER INDICATED ON THE FACE OF YOUR FORM.

VOTING INSTRUCTION NUMBER 1-
---------------------------
WE URGE YOU TO SEND IN YOUR INSTRUCTIONS SO THAT WE MAY VOTE YOUR SECURITIES IN ACCORDANCE WITH YOUR WISHES. HOWEVER, THE RULES OF THE NEW YORK STOCK EXCHANGE PROVIDE THAT IF INSTRUCTIONS ARE NOT RECEIVED FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, THE PROXY MAY BE GIVEN AT DISCRETION BY THE HOLDER OF RECORD OF THE SECURITIES (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, ON THE FIFTEENTH DAY IF PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 2-
---------------------------
WE WISH TO CALL YOUR ATTENTION TO THE FACT THAT, UNDER THE RULES OF THE NEW YORK STOCK EXCHANGE, WE CANNOT VOTE YOUR SECURITIES ON ONE OR MORE OF THE MATTERS TO BE ACTED UPON AT THE MEETING WITHOUT YOUR SPECIFIC VOTING INSTRUCTION. IF WE DO NOT HEAR FROM YOU PRIOR TO THE ISSUANCE OF THE FIRST VOTE, WE MAY VOTE YOUR SECURITIES IN OUR DISCRETION TO THE EXTENT PERMITTED BY THE RULES OF THE EXCHANGE (ON THE TENTH DAY, IF THE PROXY MATERIAL WAS MAILED AT LEAST 15 DAYS PRIOR TO THE MEETING DATE, ON THE FIFTEENTH DAY IF THE PROXY MATERIAL WAS MAILED 25 DAYS OR MORE PRIOR TO THE MEETING DATE). IF YOU ARE UNABLE TO COMMUNICATE WITH US BY SUCH DATE, WE WILL NEVERTHELESS FOLLOW YOUR VOTING INSTRUCTIONS, EVEN IF OUR DISCRETIONARY VOTE HAS ALREADY BEEN GIVEN, PROVIDED YOUR INSTRUCTIONS ARE RECEIVED PRIOR TO THE MEETING DATE.

VOTING INSTRUCTION NUMBER 3-
---------------------------
IN ORDER FOR YOUR SECURITIES TO BE REPRESENTED AT THE MEETING, IT WILL BE NECESSARY FOR US TO HAVE YOUR SPECIFIC VOTING INSTRUCTIONS. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

VOTING INSTRUCTION NUMBER 4 REMINDER-
------------------------------------
WE HAVE PREVIOUSLY SENT YOU PROXY SOLICITING MATERIAL PERTAINING TO THE MEETING OF SHAREHOLDERS OF THE COMPANY INDICATED.

ACCORDING TO OUR LATEST RECORDS, WE HAVE NOT AS YET RECEIVED YOUR VOTING INSTRUCTION ON THE MATTERS TO BE CONSIDERED AT THIS MEETING AND THE COMPANY HAS REQUESTED US TO COMMUNICATE WITH YOU IN AN ENDEAVOR TO HAVE YOUR SECURITIES VOTED.

THE VOTING INSTRUCTIONS REQUEST PERTAINS TO SECURITIES CARRIED BY US IN YOUR ACCOUNT BUT NOT REGISTERED IN YOUR NAME. SUCH SECURITIES CAN BE VOTED ONLY BY US AS THE HOLDER OF RECORD OF THE SECURITIES. PLEASE DATE, SIGN AND RETURN YOUR VOTING INSTRUCTIONS TO US PROMPTLY IN THE RETURN ENVELOPE PROVIDED.

SHOULD YOU WISH TO ATTEND THE MEETING AND VOTE IN PERSON, PLEASE CHECK THE BOX ON THE FRONT OF THE FORM FOR THIS PURPOSE. A LEGAL PROXY COVERING YOUR SECURITIES WILL BE ISSUED TO YOU.